UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): October 29, 2007

RxElite, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50299	62-0201385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1404 North Main, Suite 200 Meridian, Idaho	83642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 288-5550

Southridge Technology Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On July 13, 2007, we agreed to issue Minrad International, Inc., one of our principal suppliers, 7,333,333 shares of our common stock. Based on instructions from Minrad International, Inc., upon the effectiveness of the amendment to our certificate of incorporation to increase our authorized capital stock as described below in Item 5.03, on October 29, 2007 we issued 1,500,000 of these shares to Minrad International, Inc. and 5,833,333 of these shares to International Capital Advisory Inc. in discharge of a certain royalty obligation owed by Minrad International, Inc. to International Capital Advisory Inc. on products commercialized by our wholly owned subsidiary, RxElite Holdings Inc., and Minrad International, Inc.

These shares of common stock were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering, and each of Minrad International, Inc. and International Capital Advisory, Inc. was an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2007, we amended our certificate of incorporation to change our name to RxElite, Inc. from Southridge Technology Group, Inc. We also amended our certificate of incorporation to increase the number of shares of authorized capital stock to 201,000,000, divided into two classes: 200,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share. Prior to the amendment, the number of shares of authorized capital stock was 99,000,000, divided into two classes: 98,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.001 per share.

The certificate of amendment was unanimously approved by our board of directors on July 13, 2007 and by a majority of our stockholders on October 23, 2007.

As a result of filing the amendment to our certificate of incorporation, previously issued warrants to purchase up to 25,177,817 shares of our common stock became exercisable and their expiration dates were set at October 29, 2009.

Item 9.01. Financial Statements and Exhibits .

(d)

Exhibits

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXELITE, INC.

Dated: October 30, 2007	By: /s/ Jonathan Houssian
Name: Jonathan Houssian
Title: President and Chief Executive Officer